EXHIBIT 99.2 Third Quarter of Fiscal 2020 Earnings Call August 6, 2020 ©2020 Cabot Microelectronics Corporation

Safe Harbor Statement The information contained in and discussed during this presentation may include “forward- looking statements” within the meaning of federal securities regulations. These forward- looking statements involve a number of risks, uncertainties, and other factors, including those described in Cabot Microelectronics’ filings with the Securities and Exchange Commission (SEC), that could cause actual results to differ materially from those described by these forward-looking statements. Cabot Microelectronics Corporation assumes no obligation to update this forward-looking information. 2 ©2020 Cabot Microelectronics Corporation

Third Quarter Highlights › To date, no significant impact on operations from COVID-19 pandemic • All global manufacturing facilities continue to operate, and we have met all customer orders • The health and well-being of our employees continues to be our highest priority › Revenue of $275M, up 1% versus prior year • Electronic Materials revenue increased 4% due to growth in CMP slurries and CMP pads as a result of solid demand from foundry and logic customers • Performance Materials revenue decreased 9% due to lower revenue in pipeline performance products given softer oil and gas industry conditions, which more than offset higher revenue in wood treatment › Revenue was down 3% sequentially • Slightly higher revenue in Electronic Materials due to growth in CMP pads • Performance Materials revenue was lower due to softer demand conditions in pipeline performance products › Net income was $34.5M, or $1.17 per diluted share, 83% higher than last year; adjusted net income1 was $53.1M, or $1.80 per diluted share, 13% higher than last year › Adjusted EBITDA1 of $92M, up 7% versus prior year, and represents 33.5% of revenue Data reflects rounded values 1Refer to the company’s third quarter fiscal 2020 press release for information about these non-GAAP financial measures and reconciliations of these non-GAAP measures to their most comparable GAAP measure 3 ©2020 Cabot Microelectronics Corporation

Financial Details Reported Adjusted Results1 Comments on Adjusted Results 2020 Q3 2019 Q3 2020 Q3 2019 Q3 Higher revenue in Electronic Materials more Revenue $274.7M $271.9M $274.7M $271.9M than offset lower revenue in Performance Materials (+) Increase in CMP slurries revenue Gross Margin 44.3% 42.4% 45.7% 45.3% (+) Higher selling prices in wood treatment (-) Lower volumes in pipeline performance Net Income $34.5M $18.9M $53.1M $46.9M (+) Lower selling, general and administrative expenses (+) Lower interest expense Diluted EPS $1.17 $0.64 $1.80 $1.59 EBITDA1 $88.9M $78.4M $92.0M $85.8M EBITDA Margin1 32.3% 28.8% 33.5% 31.5% Data reflects rounded values 1Refer to the Company’s third quarter fiscal 2020 press release for information about these non-GAAP financial measures and reconciliations of these non-GAAP measures to their most comparable GAAP measure 4 ©2020 Cabot Microelectronics Corporation

Segment and Business Revenue 2020 Q3 2019 Q3 Total Revenue $275M $272M Electronic Materials $220M $212M CMP slurries $118M $109M CMP pads $24M $23M Electronic chemicals $79M $80M Performance Materials $54M $60M Quarter Highlights: • CMP slurries benefited from solid demand from foundry and logic customers, which drove strong growth in tungsten and dielectrics slurries • CMP pads revenue benefited from improved demand and increases in customer inventory • Electronic chemicals revenue was driven by leading technologies, but offset by lower demand from legacy applications • Performance Materials revenue was negatively impacted by oil and gas industry softness and lower demand for pipeline performance products, partially offset by revenue growth in wood treatment Data reflects rounded values 5 ©2020 Cabot Microelectronics Corporation

Segment Financial Details 2020 Q3 2019 Q3 Electronic Materials Revenue $220M $212M Adjusted EBITDA1,2 $77M $71M Adjusted EBITDA Margin1,2 35% 33% Performance Materials Revenue $54M $60M Adjusted EBITDA1,2 $27M $27M Adjusted EBITDA Margin1,2 50% 46% Year over year comparisons impacted by updated methodology for assigning corporate allocations as more of the corporate costs moved directly into the segments in fiscal 2020 to better reflect the true costs within the businesses. Data reflects rounded values 1Adjusted EBITDA for the Electronic Materials and Performance Materials segments is presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, this measure is excluded from the definition of non-GAAP financial measures under the SEC’s Regulation G and Item 10(e) of Regulation S-K 2 Refer to the company’s third quarter fiscal 2020 press release for information about these non-GAAP financial measures and reconciliations of these non-GAAP measures to their most comparable GAAP measure 6 ©2020 Cabot Microelectronics Corporation

Balance Sheet and Cash Flow as of June 30, 2020 Total Liquidity $450 › Strong cash position and liquidity $400 • Cash balance $355M $350 • $50M available on revolving credit facility $300 • Total liquidity $405M $250 › YTD operating cash flow $204M $200 $ millions › YTD uses of cash $150 • Capital expenditures $107M $100 • Dividends $38M • Debt prepayment $18M $50 • Share repurchases $38M $0 1,3 Q3 FY18 Q3 FY19 Q3 FY20 › YTD free cash flow $97M Cash and cash equivalents KMG acquisition Available revolving credit facility › Total debt of $1,076M • Net Debt2,3 $721M After Q3 FY18, $120M of cash was used for KMG acquisition • 2.0x Net Debt/EBITDA Data reflects rounded values 1Free cash flow is a non-GAAP measure and is calculated as GAAP operating cash flow less capital expenditures 2Nebt debt is a non-GAAP measure and is calculated as our balance outstanding under our Revolving Credit Facility plus current and long-term debt, less cash and cash equivalents. 3 Refer to the company’s third quarter fiscal 2020 press release for information about these non-GAAP financial measures and the Appendix to this presentation for reconciliations of these non-GAAP measures to their most comparable GAAP measure 7 ©2020 Cabot Microelectronics Corporation

Current Financial Guidance 2020 Q4 FY2020 Approximately flat to up low Electronic Materials Revenue single digits1 Segment Performance Materials Revenue Up low to mid single digits1 Revenue Up low single digits1 Adjusted EBITDA2 $357M-$362M Depreciation and Amortization3 $40M-$45M Total Company Interest Expense $10M-$11M $43M-$44M Tax Rate4 21%-23% Capital Expenditures ~$130M *Data reflects rounded values **Guidance is based on company’s current estimations, and the ongoing volatile nature of COVID-19 and its impact on the economy and industries in which the company participates, as well as uncertainty in the oil and gas sector, could cause different outcomes 1Based on sequential changes compared to third quarter of fiscal 2020 2Refer to the Appendix of this presentation for a reconciliation of this non-GAAP guidance to the most comparable GAAP measure 3Excludes approximately $90 million in amortization of intangibles related to acquisitions tax impact from acquisition-related expenses 4Excludes tax impact from acquisition-related expenses 8 ©2020 Cabot Microelectronics Corporation

Appendix ©2020 Cabot Microelectronics Corporation

Reconciliation of Selected GAAP Financial Data to Adjusted Financial Data Three Months Ended June 30, 2020 June 30, 2019 (in thousands, except percentage and per share data) Reported gross profit $121,754 $115,390 Reported gross margin 44.3% 42.4% Adjustments(1) 3,874 7,711 Adjusted gross profit $125,628 $123,101 Adjusted gross margin 45.7% 45.3% Operating expenses $64,012 $63,150 Adjustments(1) ($20,008) ($16,614) Adjusted operating expenses $43,924 $46,536 Reported net income $34,525 $18,878 Adjustments(1) 18,624 28,022 Adjusted net income $53,149 $46,900 Reported diluted earnings per share $1.17 $0.64 Adjustments(1) 0.63 0.95 Adjusted diluted earnings per share $1.80 $1.59 EBITDA $88,865 $78,355 Adjustments(1) 3,176 7,402 Adjusted EBITDA $92,041 $85,757 1Primarily reflects the elimination of certain items that affect comparability from period to period, specifically related to the KMG Acquisition, such as expenses incurred to complete the Acquisition and related integration, acquisition-related amortization expenses, costs related to the KMG-Bernuth warehouse fire net of insurance recovery, the effects of 2017 Tax Cuts and Jobs Act, costs of restructuring related to the wood treatment business and related adjustments in 2020, costs incurred in 2020 related to the Pandemic net of grants received, and in 2019, the impact of fair value adjustments to inventory acquired 10 ©2020 Cabot Microelectronics Corporation

Reconciliations of Cash Flow From Operations to Free Cash Flow and GAAP Debt to Net Debt Nine months ending (in thousands) June 30, 2020 June 30, 2019 Net cash provided by operating activities $204,083 $117,045 Less: Capital expenditures 107,015 32,691 Free cash flow $97,068 $84,354 Net cash used in investing activities ($105,428) ($1,209,708) Net cash provided by financing activities $67,201 $908,678 (in thousands) June 30, 2020 June 30, 2019 Total short-term and long-term debt $1,076,004 $941,776 Less: Cash and cash equivalents 354,708 188,495 Total net debt $721,296 $753,281 11 ©2020 Cabot Microelectronics Corporation

Reconciliation of Fiscal Year 2020 Adjusted EBITDA Guidance Fiscal Year 2020 Fiscal Year 2020 (in thousands) Low End High End Net Income $134,000 $138,100 Interest expense, net1 43,500 43,500 Provision for income taxes1 38,000 38,900 Depreciation1 42,500 42,500 Amortization1 90,000 90,000 EBITDA (Consolidated) $348,000 $353,000 Acquisition and integration-related expenses 7,800 7,800 Costs related to KMG-Bernuth warehouse fire, net of insurance recovery 1,200 1,200 Net costs related to restructuring of wood treatment business (300) (300) Costs related to the Pandemic, net of grants received 300 300 Adjusted EBITDA Guidance (Consolidated) $357,000 $362,000 Above is a reconciliation of our indicated full year net income to our adjusted EBITDA. The amounts above may not reflect certain future charges costs and/or gains that are inherently difficult to predict and estimate due to their unknown timing, effect and/or significance, including impairment charges associated with the anticipated closure of our wood treatment business. 1Amounts represent the mid-point of the current financial guidance provided on slide 8 of this presentation 12 ©2020 Cabot Microelectronics Corporation

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